UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2009

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6250 LBJ Freeway
Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 387-3562

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K filed by Tuesday Morning Corporation on December 18, 2008, as amended, Tuesday Morning, Inc., as lead borrower, and Tuesday Morning Corporation and its subsidiaries (collectively, with Tuesday Morning, Inc., the “Company”), entered into a Credit Agreement (the “Credit Agreement”) by and among the Company, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (“Bank of America”), Banc of America Securities LLC and Wells Fargo Retail Finance, LLC, as Joint Lead Arrangers and Joint Bookrunners, Wells Fargo Retail Finance, LLC, as Syndication Agent (“Wells Fargo”), and the several banks and other financial institutions or entities from time to time parties thereto (collectively, the “Lenders”).  The Credit Agreement provides for an asset-based, five-year senior secured revolving credit facility (the “Revolving Credit Facility”) in the amount of up to $150.0 million (the “Revolving Commitment”).  Pursuant to the terms of the Credit Agreement, at the Company’s election and subject to certain customary conditions, the Revolving Commitment may be increased by up to $100.0 million (not to exceed an aggregate total commitment of $250.0 million) by obtaining additional commitments with the consent of the Administrative Agent, Swing Line Lender and L/C Issuer (not to be unreasonably withheld or delayed), but without the consent of any of the other Lenders.

On January 28, 2009, the Company entered into a Joinder and First Amendment to Credit Agreement by and among the Company, Bank of America, Wells Fargo and Regions Bank (the “Joinder and First Amendment”).  Pursuant to the terms of the Joinder and First Amendment and subject to certain conditions, Regions Bank is added as a Lender to the Credit Agreement and the Revolving Commitment is increased by $30,000,000 for a total amount available of up to $180,000,000.

The description of the Joinder and First Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the Joinder and First Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 2.03 of this Current Report on Form 8-K above.

Item  7.01      Regulation FD Disclosure.

Tuesday Morning Corporation issued a press release announcing the entering into of the Joinder and First Amendment, which press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Exhibit Title

10.1	Joinder and First Amendment to Credit Agreement, dated January 28, 2009, by and among the Company, Bank of America, N.A., Wells Fargo Retail Finance, LLC and Regions Bank

99.1	Tuesday Morning Corporation Press Release announcing Joinder and First Amendment to Credit Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: January 30, 2009	By:	/s/ Stephanie Bowman
Stephanie Bowman
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Joinder and First Amendment to Credit Agreement, dated January 28, 2009, by and among the Company, Bank of America, N.A., Wells Fargo Retail Finance, LLC and Regions Bank

99.1	Tuesday Morning Corporation Press Release announcing Joinder and First Amendment to Credit Agreement